EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
as Assignee

and

GREENPOINT MORTGAGE FUNDING, INC.
as Servicer

and as acknowledged by

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Master Servicer

Dated as of

April 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of April, 2006 (this “Assignment Agreement”), among GreenPoint Mortgage Funding, Inc., a corporation (the “Servicer”), U.S. Bank National Association, a national banking association, as trustee (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or “Depositor”), and as acknowledged by JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into (i) the Servicing Agreement, dated as of November 1, 2005 (the “Servicing Agreement”) and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 and the related Trade Confirmation dated as of February 27, 2006 (together, the “Sale Agreement”), pursuant to which the Servicer sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Servicing Agreement and the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006 (the “GSMC Assignment Agreement”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, U.S. Bank, National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as securities administrator and master servicer (the “Master Servicer”), JPMorgan Chase Bank, National Association, as a custodian, and Deutsche Bank National Trust Company, as a custodian (collectively, the “Custodians”), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.  (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and Sale Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and Sale Agreement.

(c)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement or Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii)  attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and Sale Agreement is in full force and effect as of the date hereof, (iv) neither the Servicing Agreement nor Sale Agreement has been amended or modified in any respect, except as pursuant to the GSMC Assignment Agreement and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or Sale Agreement.  The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement and Sale Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing  Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

3.

Recognition of Assignee.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted mortgage Loans and REO Properties) and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original “Owner” under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement.  Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

All reports and other data required to be delivered by the Servicer to the “Purchaser” under the Servicing Agreement shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 9 hereof.  All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

JPMorgan Chase Bank, National Association

ABA# 021000021

Account Name:  JPMorgan Chase Bank, National Association,

   Master Servicing Payment Clearing Account

Account Number:  507198670

For further credit to:  Goldman Sachs 2006-4F

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period beginning on the first day of the month immediately preceding month and ending on the last day of such month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

4.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representation and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement , Sale Agreement and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary.  In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,”  “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(i)

Bring Down.  With respect to the Sale Agreement, nothing has occurred or failed to occur from and after the Closing Date as such term is defined in the Servicing Agreement to April 28, 2006 that would cause any of the representations and warranties relating to the applicable Mortgage Loans set forth in Section 3.02 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the custodians and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5(i) with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5(i), by the Servicer in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.  Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement.  Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within 75 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement, but only insofar as such Servicing Agreement and Sale Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

8.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

9.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by facsimile and confirmed by a similar mailed writing, to:

(a)

in the case of the Servicer,

GreenPoint Mortgage Funding, Inc.

100 Wood Hollow Drive

Novato, California  94945

Attn:  Susan Davia

Facsimile:  (415) 878-3598

or such address as may hereafter be furnished by the Servicer;

(b)

in the case of the Master Servicer,

JPMorgan Chase Bank, National Association

Worldwide Security Services

Attn: Master Servicing Division

OH4-7130

6526 West Campus Oval, Suite 200

New Albany, OH  43054-8830

Attention:  Amy Brinkman

Facsimile:  (614) 775-5651

or such other address as may hereafter be furnished by the Master Servicer;

(c)

in the case of the Assignee,

U.S. Bank National Association
One Penn Plaza Suite 2700
NY  NY  10119
Attention: Structured Finance Department

GSR 2006-4F
Telephone:  212*273*7036

Fax: 917*351*2022

or such other address as may hereafter be furnished by the Assignee; and

(d)

in the case of the Assignor,

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention: Christina House

or such other address as may hereafter be furnished by the Assignor.

10.

Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

12.

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Michelle Gill
Name:  Michelle Gill
Title:    Vice President

ASSIGNEE:

U.S. BANK, NATIONAL ASSOCIATION, not
in its individual capacity but solely as
Trustee

By:  /s/ James H. Byrnes
Name:  James H. Byrnes
Title:    Vice President

SERVICER:

GREENPOINT MORTGAGE FUNDING, INC.

By:  /s/ Susan Davia
Name:  Susan Davia
Title:    Vice President

MASTER SERVICER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION

By:  /s/ Annette M. Marsula
Name:  Annette M. Marsula
Title:    Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Servicing Agreement

EXHIBIT 3

Sale Agreement